Loan Contract

Loan Contract

Contract No.: PYSXZDZ 20131203 No. 001

(   ) Out of the line

(√) Within the line Line Contract Name: Comprehensive Credit Line Contract

   Line Contract No.: PYSXZZZ 20131112 No. 001

Party A (Lender): PINGAN BANK CO., LTD. SHENZHEN XINZHOU BRANCH

Address: First Floor, Zhongcheng Tianyi Park, Xinzhou Road, Futian District

Legal Representative (Principal): Li Jing

Tel.: 23480048

Party B (Borrower): SHENZHEN HIGHPOWER TECHNOLOGY CO., LTD.

Address: Building A2, Luoshan Industrial Park, Shanxia Villiage, Pinghu Town, Longgang District, Shenzhen

Legal Representative: Pan Dangyu

Tel.:

Whereas Party B applies Party A for a loan, in accordance with the Contract Law and other relevant laws and regulations, Party A and Party B hereby make and enter into this Contract upon consensus through consultation.

Article 1 Loan

1.1 Loan amount: (currency) RMB (in figures) ¥10,000,000.00 (in words) ten million Yuan only.

1.2 Loan purpose follows the following (1):

(1) Specifically, for purchasing raw materials.

(2) Borrowing for repaying (on-lending)/restructuring, specifically as follows: repaying the credit line under                               (contract No. and name).

1.3 The loan term is applicable to the following (2):

(1) From           MM          DD,             YYYY to          MM         DD,               YYYY.

(2) Twelve ( ) days (√) months (   ) years.

The actual loan amount and the start and ending date shall accord with the receipt for a loan within the scope specified in this Contract.

In the event that Party B has any event of default and Party A demands Party B to immediately repay the loan in advance, the loan shall be deemed matured when the event of default occurs.

If the loan is paid in installment, the due date for payment of a loan shall not be later than the corresponding date when a loan is paid for the first time.

1.4 Loan interest rate

1.4.1 The loan interest rate of this Contract shall be determined according to the following standard. The loan interest rate for the first period shall follow that indicated in the receipt for a loan (please express with “√” in front of the option):

(√) 25% (√) higher / (   ) lower than the benchmark interest rate for the same-grade loan issued by the People’s Bank on the date of payment of the loan.

(   ) Benchmark interest rate for the same-grade loan issued by the People’s Bank on the date of payment of the loan (   ) + /(   ) -           /          (floating points).

(   ) Benchmark interest rate for the same-grade loan issued by the People’s Bank on the date of payment of the loan

(   ) (   ) LIBOR (   ) HIBOR on the date of payment of the loan (   ) + /(   ) -        /   (basic points) (applicable to foreign exchange loans only).

Interest shall be charged according to the actual days of the loan. Daily interest rate of loans in pound and Hong Kong dollar = annual interest rate /365; Daily interest rate of loans in other currencies = annual interest rate /360.

1.4.2 The method for adjustment of the loan interest rate under this Contract is as follows (please express with “√” in front of the option):

(√) Adjusted by month (month /quarter /half a year/ year). The adjustment date of interest rate is the following ①

☐	The date of every month (every month /every three months /every half a year /every year) corresponding to the date of payment of the loan; where there is no corresponding day in a month, the last day of the current month shall be taken as the adjustment date of interest rate.

☐	Each January 1.

(   ) A fixed interest rate is executed hereunder during the loan term.

If the loan interest rate is adjusted, interest shall be calculated and charged according to the new interest rate after adjustment from the adjustment date of interest rate. However, if the loan is repaid by installment (including matching the repayment of principal and interest by period, and matching the principal repayment by period), interest in the current period shall be calculated and charged according to the interest rate before adjustment and interest after the current period shall be calculated and charged according to the interest rate after adjustment.

1.4.3 In case of adjustment of the benchmark interest rate for several times, Party A shall make adjustment according to the latest benchmark interest rate on the adjustment date. If the loan interest rate specified above is lower than the lower line of the interest rate stipulated by the People’s Bank of China after the People’s Bank of China adjusts the floating range of the benchmark interest rate, the loan interest rate hereunder shall be adjusted to be the lower line of the interest rate stipulated by the People’s Bank of China. If the People’s Bank of China does not publish the benchmark interest rate any longer, the loan interest rate hereunder shall be adjusted to the inter-bank interest rate for same-grade loans recognized or commonly used in the corresponding period, unless otherwise agreed by both Parties.

1.4.4 In case of any national change to the interest rate determination methods, adjustment methods and interest charging methods, the relevant national provisions shall prevail.

1.4.5 Where there is any adjustment of interest rate mentioned above, Party A may not give a notice to Party B additionally.

1.5 The expiry date of interest shall be the 20th day of each month. Party B shall pay interest by (√) month (   ) quarter (   ) year (   ) others       /    . The maturity date of the loan shall be the last expiry date of interest, clearing with the principal and interests.

Article 2 Payment of the Loan

2.1 Party A shall, prior to payment of the loan, have the right to review the following items and decide whether to pay the loan according to the review results:

(1) whether Party B has handled and completed all the legal formalities for government licensing, approval, registration and delivery in connection with the loan hereunder in accordance with relevant laws and regulations(if any);

(2) whether the related guarantee contract is effective (if any);

(3) whether Party B has fully paid the expenses in connection with the execution of this Contract (if any);

(4) whether Party B has met the conditions for loans specified in this Contract;

(5) whether there is any adverse change to the business and financial conditions of Party B and the guarantor (if any);

(6) whether there is any change to Party B’s repayment willingness and the guarantor’s guarantee willingness (if any);

(7) whether Party B has any breach of contract hereunder.

2.2 If Party A discovers during the payment process of the loan, that Party B’s credit status declines, main business profitability is not strong or there is any abnormal situation during use of the loan money, Party A shall have the right to change the loan payment method or stop payment of the loan money.

2.3 If, before the payment of the loan, Party A is unable to pay the loan under this Contract due to change of national macro-control policies, or request for control of credit scale or credit orientation present by Party A’s regulatory department to Party A, or due to other causes not attributable to Party A, Party A shall have the right to stop payment of the loan or cancel this Contract, to which Party B shall have no objection.

2.4 Payment method

Party A and Party B agree to take the following method for payment of the loan money:

(√) Payment in full by Party A upon authorization: Party A pays the loan money through Party B’s account to Party B's transaction objects which are compliant with the agreed purpose according to Party B’s application for money withdrawal and payment authorization.

(   ) Payment in part by Party A upon authorization: if the transaction objects are specific and the single payment amount is more than RMB         Yuan (          Yuan included), Party A pays the loan money through Party B’s account to Party B's transaction objects which are compliant with the agreed purpose according to Party B’s application for money withdrawal and payment authorization; Party A pays the remaining loan money to Party B’s account according to Party B’s application for money withdrawal and Party B himself pays the money to his transaction objects which are compliant with the agreed purpose.

(   ) Payment in full by Party B himself: Party A directly releases the loan money to Party B’s account according to Party B’s application for money withdrawal and Party B himself pays the money to his transaction objects which are compliant with the agreed purpose.

2.5 Payment management

Party A and Party B agree to make the following management on payment of the loan money:

If the method of payment upon authorization, Party B may demand Party A to pay the loan money when Party B meets the following conditions for payment:

(1) Party B has submitted a repayment application and relevant supporting materials, including business contract according to Party A’s requirements, and the information about the transaction objects and payment amount, etc. listed in the payment application complies with that indicated in the supporting materials;

(2) The payment application complies with the loan purpose specified in this Contract;

(3) Party B authorizes Party A to pay the loam money to specified transaction objects;

Party A shall have the right to check whether the information about the transaction objects and payment amount, etc. listed in the payment application provided by Party B complies with that indicated in relevant supporting materials, including business contract, and shall have the right to refuse the payment application which does not comply with the loan purpose specified in this Contract.

If the method of payment by Party B himself is adopted, after payment of the loan, Party B shall give a written summary and notice to Party A to report the payment situation of the loan money by month, and provide the information about the transaction objects and payment amount, etc. and the relevant supporting materials including business contract according to Party A’s requirements. Party A shall have the right to check whether payment of the loan money complies with the agreed purpose through account analysis, examination of vouchers and site investigation, and Party B shall provide coordination.

2.6 Conditions for change and sudden change of payment method

Under any one of the following circumstances, Party A shall have the right to adjust the standard of amount paid upon authorization or change the payment method to payment in full upon authorization:

(1) If the method of payment by Party B himself is adopted, and Party B fails to give a written summary and notice to Party A to report the payment situation of the loan money according to the stipulations or refuses to provide coordination for Party A for checking whether independent payment of the loan complies with the specified purpose through account analysis, examination of vouchers or site investigation;

(2) Party B violates this Contract and evades payment by Party A upon authorization through breaking up the whole into parts;

(3) Party B’s credit status declines and its main business profitability is not strong;

(4) There is abnormal situation in the use of the loan money;

(5) The regulatory department adjusts the standard of payment upon authorization.

2.7 Account management

Through consultation between Party A and Party B, Party B agrees to open the following account with Party A to accept Party A’s monitoring:

1. Party B agrees to open a loan payment account with Party A according to Party A’s requirements. Account name: SHENZHEN HIGHPOWER TECHNOLOGY CO., LTD.; account No.:                                                                                           . Payment and withdrawal of the loan money shall be handled through this account. Party A shall have the right to carry out dynamic monitoring of this account. Where there is any abnormal situation detected, Party A shall have the right to take relevant actions, including but not limited to freezing and stop payment, etc.

2. Party B agrees to open a capital return account with Party A according to Party A’s requirements (please express with “√" in the (   ) in front of the option)

(√) The capital return account is the same as the loan payment account as set forth in sub-clause 1 of this Article.

(   ) Capital return account name:                                                          ; account No.:                              .

Capital return in this account shall comply with the following provisions:

If Party B fails to timely repay Party A the loan, Party A shall have the right to deduct money for repaying the loan principal and interest from the capital return account opened by Party B with Party A and from other accounts opened by Party B with Party A and Party A’s subordinate branches.

3. Party B agrees that Party A is entitled to take back the loan in advance according to the capital return situations of Party B.

Article 3 Repayment

3.1 Party B shall repay the loan principal according to the following (2):

(1) Repayment of principal in installment:

(   ) Repayment of principal by (   ) month (   ) quarter (   ) year. The amount repayable each period is        /     .

(   ) Repayment of principal in installment according to the date and amount of repayment listed in Annex 1 of this Contract.

(   ) Others                            /                                 .

(2) Repayment of principal in a lump sum at maturity.

3.2 If Party B repays the loan principal by month, the date of repayment of principal shall be the expiry date of interest each month after the loan is released; if Party B repays principal by quarter, the date of repayment of principal shall be the expiry date of interest every three months after the loan is released; if by year, the date of repayment of principal shall be the expiry date of interest every twelve months after the loan is released.

3.3 Party B shall open an account in Party A and deposit the amount repayable to this account prior to the specified date of repayment.

3.4 Party B shall repay the loan principal and interest under this Contract on time and in full. If Party B fails to repay loan money in any period on time and in full, Party A shall have the right to demand Party B to repay the total loan and charge default interest for the loan not repaid from the date of overdue.

3.5 Party B hereby irrevocably authorizes Party A to deduct loan principal and interest due and related expenses from any account opened by Party B in any banking branch of Pingan Bank.

3.6 Should Party B make repayment in advance, Party B shall present a written application to Party A thirty (30) days in advance and obtain Party A’s written consent. The written application for early repayment shall be deemed irrevocable upon Party A’s written consent.

(   ) If Party B makes repayment in advance, Party B shall pay Party A compensation. Party B shall pay such compensation while Party B pays Party A the loan principal and interest payable in advance. The amount of compensation shall be calculated according to the amount of prepayment × number of days prepaid × interest rate specified in this Contract. If Party B prepays the loan for less than thirty (30) days in advance, compensation shall be calculated according to the actual days and half shall be charged; if for more than thirty (30) days, compensation shall be calculated according to thirty (30) days.

Article 4 Party B’s Representations and Warranties

4.1 Party B is a company with good reputation duly established and validly existing within the jurisdiction of the location where it is located. Party B has all corporate rights and has obtained the government license and approval for conducting its current business.

4.2 Party B has completed all the authorizations and approvals necessary for the signature of this Contract. This Contract is the presentation of Party B’s true meaning and may not result in violation of any agreement or commitment concluded with any a third party. When this Contract is concluded and signed, Party B has not violate any law, regulation and rule for environmental protection, energy conservation and emission reduction, and pollution reduction, and Party B promises to strictly abide by such laws, regulations and rules after the conclusion of this Contract.

4.3 Party B is not involved in any litigation, arbitration execution, appeal and reconsideration procedure and other incident or case which may have major adverse impact on the execution of this Contract, unless otherwise Party B notified Party A in wiring prior to the conclusion of this Contract.

4.4 Party B shall, within the time limit requested by Party A, provide its financial statements, number of all opening accounts, loan balance and other relevant materials requested by Party A. Party B shall ensure the genuine, completeness and objectivity of all the documents and materials provided, which shall have no false record, misleading representation or material misstatement. The financial statements shall be prepared strictly in accordance with the Accounting Standards of China.

Article 5 Party B’s Rights and Obligations

5.1 Party B shall have the right to demand Party A to pay Party B the loan according to the conditions specified in this Contract. However, if Party A is unable to pay the loan under this Contract due to change of national macro-control policies, or request for control of credit scale or credit orientation present by Party A’s regulatory department to Party A, or due to other causes not attributable to Party A, Party A shall have the right to stop payment of the loan or cancel this Contract.

5.2 Party B shall use the loan according to the purpose specified in this Contract and repay the loan principal and interest on time and in full. 5.3 Party B shall open an account in Party A and handle deposit, settlement and other related services firstly in Party A.

5.4 If Party B is a customer group, it shall give a written report to Party A within ten days after the date of affiliated transaction of over 10% of net assets. The report contents shall include the affiliated relation between the transaction parties, transaction item and nature, transaction amount or relevant proportion, and the pricing policy (including no-money involved transaction or only symbolic-money involved transaction).

A customer group as mentioned herein shall mean an enterprise or public institution legal person who has the following features:

(1) It directly or indirectly controls or is directly or indirectly controlled by another enterprise or public institution legal person in respect of stock right or management;

(2) It is jointly controlled by a third party enterprise or public institution legal person;

(3) Its principal individual investor, key manager or a close family member (including lineal blood relationship within three generations and collateral blood relationship within two generations) commonly directly or indirectly controls;

(4) It has other affiliated relationship and may transfer the assets and profits not on the basis of fair price, which should be deemed as credit management by a customer group.

5.5 If Party B has any one of the following circumstances, it shall notify Party A thirty days in advance. If Party A thinks it will cause significant impact on the performance of the Contract, Party B shall obtain Party A’s written consent in advance:

(1) material change to Party B’s operating system, equity structure, property organizational form and primary business, including but not limited to implementation of contracting, lease, joint operation, reform of shareholding system, merger, acquisition, joint venture (cooperation), division, establishment of a subsidiary, trusteeship (takeover), sales of enterprise, transfer of property rights and reduction of capital, etc.;

(2) disposal of important assets, of which the value exceeds 10% of the net assets, by selling, gifting, lending, transferring, mortgaging (pledging) or other means;

(3) its dividends exceed 30% of the net profits after tax of the current year or exceed 20% of the total undistributed profits;

(4) it adds external investment of over 20% of its net assets after the credit line becomes valid;

(5) it changes the debt clauses with other bank and pay off other long-term debt in advance;

(6) Party B repays its shareholder debt; or

(7) it applies other bank for a credit line, or provides a third party with security, or reduces or exempts a third party’s debt, with the debt amount concerned exceeding 20% of its net assets.

5.6 Party B shall notify Party A within seven working days as of the date of occurrence or possible occurrence of the following matters, and Party A shall have the right to decide whether to request Party B to add guaranty or directly take back all the loans as the case may be:

(1) Party B or the guarantor’s business or financial status is worsened, or there is significant financial loss, loss of assets (including but not limited to loss of assets caused due to external guarantee) or other financial crisis;

(2) Party B encounters administrative punishment or criminal sanction or is involved in any significant legal dispute due to its illegal business behavior;

(3) Party B, its shareholder or de facto controlling person, or the legal representative or key manager of the guarantor is involved in an important case, or its main asset goes under property preservation or other compulsory measures, or encounters administrative punishment or criminal sanction, or there is any other incident which causes Party B impossible to perform its duties normally;

(4) Party B or the guarantor provides a third party with guarantee, causing significant adverse impact on its financial condition or on the performance of its obligations under this Contract;

(5) Party B or the guarantor has the following changes, such as division, consolidation, major merger, acquisition and reconstruction, disposal of major assets, reduction of capital, winding-up, cease of business for rectification, liquidation, reorganization, being revoked, being dissolved, bankruptcy, or its business license is revoked;

(6) there is obvious reduction or loss of the guaranty value, or dispute about the ownership of the guaranty; or the guaranty is sealed up, detained, frozen, deducted, detained or sold by auction; or

(7) any other important event or default event which may affect the business activities of Party B or the guarantor and the loan safety of Party A.

5.7 If Party B changes its domicile, mailing address, telephone number, business scope, legal representative or other relevant items, it shall notify Party A in writing within seven working days after the change. In the event that Party B fails to perform the said notification obligation, the notices and documents given by Party A according to the original mailing address shall be deemed to have been served.

5.8 Party B shall keep reasonable financial ratios within the loan term.

(   ) The financial indicators shall reach the following standard within the loan term:

Article 6 Party A’s Rights and Obligations

6.1 Party A shall have the right to take back the debt principal and interest (including compound interest, and default interest for overdue and appropriation) and charge the expenses payable by Party A, and shall be entitled to deduct the said principal, interest and expenses directly from Party B’s account.

6.2 From the second year after the effectiveness of a over one-year (excluding one-year) loan, Party A shall have the right to evaluate the business and financial conditions of Party B and the guarantor and the specific project progress according to the conditions for loans specified in this Contract when the loan is released, and adjust the loan amount, term and interest rate according to the evaluation result.

Where there is any mortgaged (pledged) property, Party A shall have the right to ask for reevaluating the mortgaged (pledged) property by an appraisal agency accepted by Party A each year. If the value of the mortgaged (pledged) property is declined obviously and is not enough for guaranteeing the debt under the Main Contract, Party A shall have the right to ask Party B to repay part of the loan or provide other guarantee measures accepted by Party A.

6.3 Party A shall have the right to ask Party B to provide materials related to the loan, enter Party B’s business site, investigate, review and check the use of the credit line and the assets, financial and business conditions of Party B, for which Party B shall provide coordination. Party A shall also have the right to supervise Party B to use the loan for the purpose specified herein.

6.4 Party A shall bear confidentiality obligation for the materials provided by Party B, except otherwise prescribed by laws and regulations, or specified by a regulatory authority or by both Parties, or non-confidential information provided by Party B.

Article 7 Breach of Contract

7.1 Any one of the following cases shall be deemed as a default event referred to herein:

(1) Party B fails to use the loan money according to the method specified herein or evades payment upon authorization as set forth in sub-clause 2.5 of this Contract through breaking up the whole into parts;

(2) There is overdue interest, overdue repayment or advance of the credit hereunder, or the credit funds are used not for the purpose specified by both Parties;

(3) Party B violates some of its representations, warranties and commitments;

(4) Party B violates some of its obligations performable hereunder;

(5) Party B conceals some genuine important information;

(6) Party B or the guarantor evades bank claims through affiliated transactions or by other means;

(7) Party B or the guarantor has any one of the following behaviors, being negligent in managing and claiming the creditor’s rights due, or disposing and transferring its main properties free of charge, or at unreasonable low price or by other improper means, or escaping debts;

(8) Party B illegally get funds or credit from Party A or other banks by using a false contract and arrangement with a third party, including but not limited to pledge or discount of the notes receivable and other claims without actual trading background.

(9) Party B or the guarantor violates any other contract (including but not limited to credit contract, loan contract and guarantee contract) signed with Party A or other banks or any securities with the nature of debt it issued;

(10) Party B’s guarantor violates the guarantee contract (including but not limited to guarantee contract, mortgage contract and pledge contract) or has any breach of the guarantee contract, or the guarantee contract has not taken effect, is invalid or is cancelled; or there is obvious reduction or loss of the guaranty value, or dispute about the ownership of the guaranty, or the guaranty is sealed up, detained, frozen, deducted, detained or sold by auction; or

(11) There is any case which should be notified under sub-clauses 5.5 and 5.6 herein that Party A thinks effective on the safety of its creditor’s rights.

7.2 In case of any one of these default events listed in the preceding clause, Party A shall have the right to take the following actions:

(1) To stop or terminate the release of any loan money not released under this Contract;

(2) To announce acceleration of maturity of the credit line; to ask Party B to repay part or all the credit principal, interest and expenses immediately, and pay default interest for the total credit principal released at the default interest rate from the date of occurrence of the default event until Party B pays off the total credit principal;

Expenses shall include but not be limited to the attorney fee, legal cost, arbitration fee, traveling expenses, announcement cost, service fee, execution fee, transfer fee and other relevant expenses of Party A for realizing its creditor’s rights.

(3) To ask Party B to provide new guarantee measures accepted by Party A;

(4) To adjust the loan amount, term and interest rate according to the conditions of loan risks, and change the loan payment method to payment upon authorization;

(5) To make deduction directly from the account of Party B and the guarantor to repay all the debts under this Contract and the specific business contract (including the debts Party A requests for prepayment), without obtaining Party B’s consent in advance;

(6) To exercise the guarantee right, ask the guarantor to perform guarantee liability, or realize creditor’s rights through disposal of the mortgaged property and/or pledged property;

(7) If Party B fails to repay the loan according to the stipulations when the loan is matured or is matured earlier, Party A shall have the right to charge additional 50% of the interest rate specified herein as default interest for the loan principal from the date of overdue according to the actual days of overdue. If Party B fails to use the loan according to the specified purpose, from the date when Party B uses the loan in violation of this Contract, Party A shall have the right to charge additional 100% of the interest rate specified herein as default interest for the loan amount which is appropriated.

In case of any interest which cannot be paid on time, compound interest shall be charged according to the default interest rate. Meanwhile, default interest and compound interest shall be recharged for delayed and appropriated loans.

If the loan is delayed for less than ninety (90) days (including ninety (90) days), the priority for repayment of the loan principal and interest is as follows: (1) costs and expenses; (2) interest (including default interest and compound interest); (3) principal. If the loan is delayed for more than ninety (90) days, the priority for repayment of the loan principal and interest is as follows: (1) costs and expenses; (2) principal; (3) interest (including default interest and compound interest).

(8) Party A claims Party B’s debtor for the right of subrogation or appeal to the court to revoke Party B’s waiving of the creditor’s right due or Party B's transfer of property free of charge or at an obviously unreasonable low price. Party B shall provide all necessary coordination and assistance according to Party A’s requirements, and all the costs and expenses caused to Party A arising therefrom shall be borne by Party B; or

(9) Other remedial measures prescribed by laws and regulations and specified in the Contract.

Article 8 Other Provisions

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Article 9 Supplementary Provisions

9.1 If the credit line under this Contract belongs to the line under the Line Contract, the guarantee method under the Line Contract shall also be applicable. 9.2 (   ) Both Parties agree to handle compulsory enforcement notarization for this Contract.

If Party B fails to completely pr partly perform the obligations specified herein when compulsory enforcement notarization is handled by both Parties for this Contract, Party A shall have the right to apply the original notary public for an enforcement certificate, and apply the competent people’s court (the people’s court at the location where the person subject to enforcement lives or where the property of the person subject to enforcement is located) for enforcement holding the original notarial certificate and the enforcement certificate.

(√) No compulsory enforcement notarization shall be handled for this Contract.

9.3 The application for single credit, credit contract, receipt for a loan and credit vouchers related hereto, other relevant documents and materials confirmed by both Parties, and the commitment letter and declaration issued by Party B unilaterally to Party A shall be deemed as an integral part of this Contract and shall have the same equal legal force as this Contract.

9.4 Party B hereby agrees and authorizes Party A to, during Party B’s credit business application period and the business duration period, inquire Party B’s credit information which has been entered into the financial credit information database and other credit agencies established through approval by the regulatory administration of the credit information system of the State Council, for Party B's credit business application and follow-up management. Party B hereby agrees and authorizes Party A to, according to the provisions of the Regulations on Administration of Credit Information Industry, report Party B’s enterprise information and credit information, including but not limited to credit information and the information constituting adverse impact on the credit status of the information agents, to the financial credit information database and other credit agencies established through approval by the regulatory administration of the credit information system of the State Council.

9.5 Please confirm the options with √ in the brackets before the selected items.

9.6 Any and all disputes arising from the execution of the Contract shall be settled by both Parties through consultation. Where consultation fails, the following (2) shall be adopted for dispute settlement:

(1) To apply                       /                       for arbitration in accordance with the current arbitration rules of the commission. The award of the arbitration shall be final and binding upon both Parties.

(2) To initiate a lawsuit in the people’s court at the location where Party A is located;

(3) To initiate a lawsuit in the people's court of          /        .

9.7 This Contract shall be governed by the laws of the People's Republic of China.

9.8 This Contract shall come into force upon the signature of all the parties hereto (signed or sealed by the authorized signatories and affixed with official seal). If the loan hereunder is actually not released within three months as of the date of effectiveness of this Contract, Party A shall have the right to cancel this Contract unilaterally.

9.9 This Contract shall be made out in three (3) originals for Party A holding two (2) and Party B, (   ) the guarantor and (   ) the registration authority each holding one (1).

Party B hereby represents that it has fully understood all the terms and conditions of this Contract (especially the bold fonts), and the clauses of the related guarantee contract and other relevant documents and has taken independent legal consultation (where necessary).

Annex 1:

Loan Principal Repayment Schedule

Time	Date of repayment	Amount of repayment (in words)
1
2
3
4
5
6
7
8
9
10

Party A (Seal): PINGAN BANK CO., LTD. SHENZHEN XINZHOU BRANCH

/s/ [COMPANY SEAL]

Legal Representative (Principal) or Authorized Agent (Signature):

Date of Signature: Dec. 3, 2013

Party B (Seal): SHENZHEN HIGHPOWER TECHNOLOGY CO., LTD.

/s/ [COMPANY SEAL]

Legal Representative (Principal) or Authorized Agent (Signature):

/s/ Dangyu Pan

Date of Signature: Dec. 3, 2013